UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2017

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices)

 (502) 891-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 7, 2017,  Almost Family, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 29, 2017.   Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)On November 6, 2017, the Board of Directors increased the number of members of the Board of Directors from seven to eight and appointed Clifford S. Holtz, 58, to fill the open position.  Mr. Holtz has served as the Chief Operating Officer of the American Red Cross since July 2017, and has been instrumental in that organization’s growth and development, having served in a number of roles since 2011, including as President of Humanitarian Services.  Before employment at the American Red Cross, Mr. Holtz enjoyed a long and successful business career in key roles at AT&T, Nortel Networks and Qwest Communications.  He is a graduate of the University of Chicago Graduate School of Business.

Mr. Holtz will receive compensation from the Company consistent with the previously disclosed non-employee director compensation program, including a pro rata grant of restricted common stock.  Mr. Holtz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)EXHIBITS

99.1 Press Release dated November 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALMOST FAMILY, INC.

Date: November 9, 2017	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President and Principal Financial Officer